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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                 April 3, 2001
                       ---------------------------------
                                Date of Report
                       (Date of Earliest Event Reported)


                           ONYX SOFTWARE CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



        Washington                    0-25361                    91-1629814
----------------------------    ---------------------        -------------------
(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
     of Incorporation)                                       Identification No.)


       3180 -139th Avenue SE, Suite 500, Bellevue, Washington 98005-4091
 ----------------------------------------------------------------------------
              (Address of Principal Executive Offices)         (Zip Code)


                                (425) 451-8060
 ----------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                     None
 ----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

     On April 3, 2001, Onyx Software Corporation, a Washington corporation, announced preliminary financial results for the quarter ended March 31, 2001. Onyx also announced that it would reduce its workforce by approximately 17%. A copy of the press release dated April 3, 2001 relating to these announcements is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.   Financial Statements, Pro Forma Information and Exhibits

(c)   Exhibits

99.1  Press Release dated April 3, 2001


                                                                          PAGE 1
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ONYX SOFTWARE CORPORATION


Dated: April 16, 2001               By:   /s/ Brian C. Henry
                                       -----------------------------------
                                            Brian C. Henry

                                            Chief Financial Officer and
                                            Executive Vice President


                                                                          PAGE 2
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                                 EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

    99.1              Press Release dated April 3, 2001



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